EX-99.906CERT


         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Carter E. Anthony, President and Principal Executive Officer of RMK Strategic Income Fund, Inc. (the "Fund"), certify that:

      1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date:  May  27, 2005                      /s/ Carter E. Anthony
     ---------------                      ---------------------
                                          Carter E. Anthony, President and
                                          Principal Executive Officer


         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Joseph C. Weller, Treasurer and Principal Financial Officer of RMK Strategic Income Fund, Inc. (the "Fund"), certify that:

      1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



Date:  May  27, 2005                      /s/ Joseph C. Weller
     ---------------                      --------------------
                                          Joseph C. Weller, Treasurer and
                                          Principal Financial Officer